MONTHLY NOTEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                 SERIES 2002-A

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Pursuant  to the Master  Indenture,  dated as of July 1, 2002  between the FNANB
Credit Card Master Note Trust, as Issuer ("the "Issuer"), and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture Trustee"), and acknowledged and agreed to by First North American National Bank, as Servicer (the "Servicer"),
and  DC  Funding  International,   Inc.  ("DC  Funding"),   as  Transferor,   as
supplemented by the Series 2002-A Indenture Supplement dated as of July 19, 2002 between the Issuer and the Indenture Trustee and acknowledged and agreed to by
the  Servicer,   and  DC  Funding,  as  Transferor  (as  so  supplemented,   the
"Indenture"), the Servicer is required to report certain information each month relating to the Issuer and the Series 2002-A Notes. The information with respect to the applicable Distribution Date and Collection Period is set forth below.

Collection Period Ending                                 June 30, 2003
Determination Date                                        July 8, 2003
Distribution Date                                        July 15, 2003


                                                             ------
Class A Accumulation Period ("Y" or "N")?                      N
                                                             ------
                                                             ------
Class B Accumulation Period ("Y" or "N")?                      N
                                                             ------
                                                             ------
Early Amortization Period ("Y" or "N")?                        N
                                                             ------
                                                             ------
Class B Investor Amount paid in full ("Y" or "N")?             N
                                                             ------

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

MASTER TRUST INFORMATION

Receivables

1.   The aggregate amount of Receivables less all Receivables
     in Charged-Off Accounts as of the end of the last day of
     the Collection Period was equal to:                                                          $         1,498,817,831.79

2.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (not including
     reduction for Discount Receivables) was equal to:                                            $         1,464,744,630.03

3.   The average Discount Percentage for the Collection Period:                                                        2.00%

4.   The aggregate amount of Discount Option Receivables as of
     the end of the last day of the Collection Period was equal to:                               $            29,294,892.60

5.   The aggregate amount of Principal Receivables as of the
     end of the last day of the Collection Period (including
     reduction for Discount Receivables) was equal to:                                            $         1,435,449,737.43

6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
     increase for Discount Receivables) was equal to:                                             $            34,073,201.76

7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
     increase for Discount Receivables) was equal to:                                             $            63,368,094.36

8.   The average amount of Receivables for the Collection
     Period was equal to:
     a. Average Principal Receivables (including reduction for Discount Option Receivables)       $         1,439,590,614.99
     b. Average Total Receivables                                                                 $         1,502,258,465.52

9.   The Transferor Amount as of the end of the last day of the
      Collection Period:                                                                          $            23,709,737.43

10.  Minimum Transferor Amount required as of end of last day of Collection Period:               $                     0.00

11.  The aggregate amount of Principal Charge-Offs for the
     Collection Period (including reduction for Discount
     Option Receivables) was equal to:                                                            $            18,191,946.34

12.  The aggregate amount of Finance Charge Charge-Offs
     for the Collection Period (including increase for
     Discount Option Receivables) was equal to:                                                   $             3,640,394.43

13.  The Excess Funding Account Balance as of the end of the
     last day of the Collection Period                                                            $                     0.00


Collections

14.  The aggregate amount of Principal Collections for the
     Collection Period was equal to:
     a.)  Collection of Principal Receivables:                                                    $            94,641,742.30
     b.)  Discount Receivable Collections:                                                        $            (1,892,834.85)
                                                                                                  --------------------------
     c.) Total Principal Receivable Collections:                                                  $            92,748,907.45


15.  The aggregate amount of Finance Charge Collections for the
     Collection Period was equal to:
     a.)  Collection of Finance Charge Receivables                                                $            23,671,397.02
     b.)  Interchange Amount                                                                      $             1,386,933.61
     c.)  Discount Receivable Collections                                                         $             1,892,834.85
                                                                                                  --------------------------
     d.)  Total Finance Charge Receivable Collections                                             $            26,951,165.47

16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the Collection Period:                                                           $                     0.00

17.  The aggregate amount of Recoveries for the relevant Collection Period                        $             2,431,709.17

18.  The aggregate amount of Collections processed for the
     Collection Period:                                                                           $           122,131,782.10

Invested Amounts

19.  The 2001-B Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                                $           130,600,000.00
     b.  Class A-2 Invested Amount                                                                $           115,600,000.00
     c.  Class B Invested Amount                                                                  $           115,900,000.00
                                                                                                  --------------------------
     d.  Total                                                                                    $           362,100,000.00

20.  The average amount of the 2001-B Net Investment for the
     Collection Period was equal to:
     a.  Class A-1 Invested Amount                                                                $           130,600,000.00
     b.  Class A-2 Invested Amount                                                                $           120,600,000.00
     c.  Class B Invested Amount                                                                  $           118,300,000.00
                                                                                                  --------------------------
     d.  Total                                                                                    $           369,500,000.00

21.  The 2002-A Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                                  $           415,950,000.00
     b.  Class B                                                                                  $            83,690,000.00
                                                                                                  --------------------------
     c.  Total                                                                                    $           499,640,000.00

22.  The average amount of the 2002-A Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                                  $           415,950,000.00
     b.  Class B                                                                                  $            83,690,000.00
                                                                                                  --------------------------
     c.  Total                                                                                    $           499,640,000.00

23.  The 2003-A Net Investment at the end of the last day of the
     Collection Period was equal to:
     a.  Class A                                                                                  $           423,500,000.00
     b.  Class B                                                                                  $           126,500,000.00
                                                                                                  --------------------------
     c.  Total                                                                                    $           550,000,000.00

24.  The average amount of the 2003-A Net Investment for the
     Collection Period was equal to:
     a.  Class A                                                                                  $           423,500,000.00
     b.  Class B                                                                                  $           126,500,000.00
                                                                                                  --------------------------
     c.  Total                                                                                    $           550,000,000.00

25.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     Collection Period:                                                                           $         1,411,740,000.00

Series 2002-A Allocation Percentages

26.  The Fixed Allocation Percentage with respect to the Collection Period:
      a.  Class A                                                                                 %                    0.00%
      b.  Class B                                                                                 %                    0.00%
                                                                                                  --------------------------
      c.  Series 2002-A Total                                                                     %                    0.00%

27.  The Floating Allocation Percentage with respect to the Collection Period:
      a.  Class A                                                                                 %                   28.63%
      b.  Class B                                                                                 %                    5.76%
                                                                                                  --------------------------
      c.  Series 2002-A Total                                                                     %                   34.39%

Allocation of Collections

28.  The Series 2002-A allocation of Collections of Principal
     Receivables for the Collection Period:
      a.  Class A                                                                                 $            26,552,075.25
      b.  Class B                                                                                 $             5,342,332.44
                                                                                                  --------------------------
      c.  Series 2002-A Total                                                                     $            31,894,407.69


29.  The Series 2002-A allocation of Collections of Finance
     Charge Receivables for the Collection Period:
      a.  Class A                                                                                 $             7,715,555.83
      b.  Class B                                                                                 $             1,552,385.79
                                                                                                  --------------------------
      c.  Series 2002-A Total                                                                     $             9,267,941.62

Portfolio Yield and Delinquencies

30.  The Portfolio Yield for the Collection Period:                                               %                    7.83%

31.  The 3-month average Portfolio Yield for the three most recent
     Collection Periods:                                                                          %                    9.35%

32.  The Base Rate for the Collection Period:                                                     %                    3.51%

33.  The 3-month average Base Rate for the three most recent
     Collection Periods:                                                                          %                    3.89%

34.  The 3-month average portfolio adjusted yield:                                                %                    5.46%

35.  The amount of Shared Excess Finance Charge Collections
     allocable to Series 2002-A with respect to any Finance Charge
     Shortfall in such Series for the Collection Period:                                          $               248,673.63

36.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
     (a) Delinquent 31 to 60 days                                                                 $            35,203,661.80
     (b) Delinquent 61 to 90 days                                                                 $            25,735,089.12
     (c) Delinquent 91 days or more                                                               $            54,255,978.27

Determination of Monthly Interest

37.  Class A Monthly Interest:
      a.  Class A Monthly Interest                                                                $               502,606.25
      b.  Funds allocated and available to pay Class A
           Monthly Interest for the Collection Period                                             $             7,715,555.83
      c.  Class A Interest Shortfall                                                              $                     0.00
      d.  Class A Additional Interest                                                             $                     0.00

38.  Class B Monthly Interest:
      a.  Class B Monthly Interest                                                                $               450,345.19
      b.  Funds allocated and available to pay Class B
           Monthly Interest for the Collection Period                                             $             1,190,940.43
      c.  Class B Interest Shortfall 1                                                            $                     0.00
      d.  Class B Additional Interest                                                             $                 5,754.62

Determination of Monthly Principal

39.  Class A Monthly Principal (pursuant to section 4.4a):
      (W)a.  Available Principal Collections with respect to such
             Distribution Date (including Shared Principal Collections):                          $                     0.00
      (X)a.  Controlled Accumulation Amount                                                       $                     0.00
         b.  Deficit Controlled Accumulation Amount (prior period)                                $                     0.00
                                                                                                  --------------------------
         c.  Controlled Deposit Amount (sum a + b)                                                $                     0.00
      (Y)a.  Invested Amount  (including Principal Collections                                    $
         transferred to the Principal Funding Account)                                                        499,640,000.00
      (Z)a.  Class A Invested Amount (including Principal Collections
         transferred to the Principal Funding Account)                                                        415,950,000.00

     Class A Monthly Principal (the least of w,x,y,z)                                             $                     0.00

40.  Class B Monthly Principal (pursuant to section 4.4b)
     (distributable only after payout of Class A)
      (X)a.  Available Principal Collections with respect to such
             Distribution Date:                                                                   $                     0.00
      (Y)a.  Invested Amount                                                                      $            83,690,000.00

     Class B Monthly Principal (the least of x,y)                                                 $                     0.00

Available Funds

41.  Class A Available Funds
      a.  Class A Finance Charge allocation                                                       $             7,715,555.83
      b.  Prior to Class B Principal Commencement Date, the
          amount of Principal Funding Investment Proceeds and
          Reserve Account Investment Proceeds for such prior Collection Period                    $                     0.00
      c.  Any amount of Reserve Account withdrawn and
         included in Class A Available Funds                                                      $                     0.00
      d.  Class A Available Funds (sum a-c)                                                       $             7,715,555.83

42.  Class B Available Funds
      a.  Class B Finance Charge allocation                                                       $             1,552,385.79
      b.  On or After Class B Principal Commencement Date, the
          amount of Principal Funding Investment Proceeds and
          Reserve Account Investment Proceeds for such prior Collection Period                    $                     0.00
      c.  Any amount of Reserve Account withdrawn and
         included in Class B Available Funds                                                      $                     0.00
      d.  Class B Available Funds (sum a-c)                                                       $             1,552,385.79

Reallocated Principal Collections

43.  Class B Subordinated Principal Collections (to the extent                                    $                     0.00
     needed to fund Required Amounts)

44.  Total Reallocated Principal Collections                                                      $                     0.00


Investor Default Amounts

45.  Class A Investor Default Amount                                                              $             5,207,974.32

46.  Class B Investor Default Amount                                                              $             1,047,855.20

47.  Aggregate Investor Default Amount                                                            $             6,255,829.52

Allocable Amounts for Series 2002-A

48.  The Allocable Amount for Series 2002-A as of the end of the
     Collection Period (Investor Default Amount + Series 02-A Adjust Amount)
      a.) Class A                                                                                 $             5,207,974.32
      b.) Class B                                                                                 $             1,047,855.20
                                                                                                  --------------------------
     Aggregate Allocable Amount                                                                   $             6,255,829.52

Required Amounts for Series 2002-A

49.  Class A Required Amount (section 4.5a)
      (a)  i.  Class A Monthly Interest for current Distribution
               Date                                                                               $               502,606.25
          ii.   Class A Monthly Interest previously due but not
               paid                                                                               $                     0.00
         iii.   Class A Additional Interest for prior Collection Period
               or previously due but not paid                                                     $                     0.00
         iv.   Class A Allocable Amount                                                           $             5,207,974.32
          v.    Class A Servicing Fee, including previously due but
                not paid (if FNANB is no longer Servicer)                                         $                     0.00
      (b)      Class A Available Funds                                                            $             7,715,555.83
       ---------------------------------------------------------------------------------------------------------------------
               Class A Required Amount (sum of i-iii minus b)                                     $                     0.00

Investor Charge-Offs

50.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount
      a.  Class A                                                                                 $                     0.00
      b.  Class B                                                                                 $                     0.00

51.  The aggregate amount of Class B Investor Charge-Offs
      a.  Class B                                                                                 $                     0.00

Servicing Fee

52.  Class A Servicing Fee for the Collection Period 1                                            $               693,250.00

53.  Class B Servicing Fee for the Collection Period 1                                            $               139,483.33

Reserve Account

54.  Lowest historical 3-month Portfolio Adjusted Yield
     (must be > 4%, or line 57 will adjust accordingly) 1                                         %                    5.25%

55.  Reserve Account Funding Date (based on line 56)                                                                 5/15/06

56.  Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A Initial Note Principal Balance)                         $                     0.00

57.  Covered Amount                                                                               $                     0.00

58.  Available Reserve Account Amount
      a.  Reserve Draw Amount                                                                     $                     0.00
      b.  Amount of deposit in the Reserve Account on the
           Distribution Date                                                                      $                     0.00
      c.  Reserve Account Investment Proceeds                                                     $                     0.00
      d.  Amount on deposit in the Reserve Account at end of relevent
           Due Period less Investment Proceeds                                                    $                     0.00
      e.  Required Reserve Account Amount                                                         $                     0.00
      f.  Available Reserve Account Amount (after Reserve Draw)                                   $                     0.00
      g.  Required Reserve Account Deposit on Distribution Date                                   $                     0.00
      h.  Reserve Account Surplus on Distribution Date                                            $                     0.00

Principal Funding Account

59.  Principal Funding Account Balance as of prior Distribution Date less                         $                     0.00
     investment proceeds

60.  a.  Daily deposits to the Principal Funding Account during the
           relevant Due Period                                                                    $                     0.00
     b.   Principal Funding Account investment proceeds                                           $                     0.00

61.  Withdrawal of Investment Proceeds from the Principal Funding
     Account during the relevant Due Period                                                       $                     0.00

62.  Principal Funding Account Balance as of the last day of the
     relevant Due Period less investment proceeds                                                 $                     0.00

Spread Account

63.  Adjusted Portfolio Yield                                                                                          7.23%

64.  Average Excess Spread Percentage for three consecutive Due Periods                                                3.10%

65.  Available Spread Account Amount
       a.  Spread Account Balance at the beginning of the Due Period                                            38,963,290.40
       b.  Spread Account withdrawals                                                                               10,448.42
       c.  Spread Account Investment Proceeds                                                                       12,905.60
       d.  Amount on Deposit in the Spread Account at end of relevant
            Due Period less Spread Acct Investment Proceeds                                                     41,220,300.00
       e.  Required Spread Account Amount                                                                       41,220,300.00
       f.   Available Spread Account Amount (lesser of d and e)                                                 41,220,300.00

66.  Spread Account deficiency, deposit to Spread Account
       a. Spread Account deposit needed                                                                                  0.00
       b. Deposit to Spread Account
          (i) Spread Account deposit attributable to Available Funds                                                     0.00
          (i) Spread Account deposit attributable to Shared Principal Collections                                        0.00

67.  Spread Account Surplus deemed to have occurred
     during the Collection Period.                                                                                       0.00

68.  Policy Draw Amount                                                                                                  0.00

     Certificate LIBOR Determination

69.  Certificate LIBOR Determination date for the Collection Period                                                   6/12/03

70.  Certificate LIBOR rate for the Collection Period                                                                 1.18000%

71. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

 1 All B-Note Interest and Servicing Fee deficiencies from prior periods will be paid on the July Distribution Date.


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     IN WITNESS WHEREOF, the undersigned has duly executed
     and delivered this Certificate this 15th  day of  July,  2003.

                      FIRST NORTH AMERICAN NATIONAL BANK,
                      as Servicer


                       By: /s/Philip J. Dunn
                               Name:  Philip J. Dunn
                               Title:    Vice President